UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2020

Exantas Capital Corp.

(Exact name of registrant as specified in its charter)

Maryland	1-32733	20-2287134
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

865 Merrick Avenue, Suite 200 S
Westbury, NY		11590
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 516-535-0015

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	XAN	New York Stock Exchange
8.625% Fixed-to-Floating Series C Cumulative Redeemable Preferred Stock	XANPrC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01Entry into a Material Definitive Agreement.

On October 2, 2020, RCC Real Estate SPE 4, LLC (“SPE 4”), an indirect, wholly owned subsidiary of Exantas Capital Corp. (the “Company”) entered into the Second Amendment To Amended And Restated Master Repurchase and Securities Contract (the “WF Amendment”) with Wells Fargo Bank, National Association and the Company as guarantor, which made certain amendments and modifications to the Amended and Restated Master Repurchase And Securities Contract, dated July 19, 2018, as amended (the “Repurchase Facility”). Per the Company’s request, the WF Amendment, among other things, (i) reduced the maximum amount of the facility from $400,000,000 to $250,000,000; (ii) extended the Funding Expiration Date (as defined in the Repurchase Facility; and (iii) modified the definition of Total Equity (as defined in the Repurchase Facility) to be in line with other market participants, so that credit losses are determined in accordance with a risk rating-based methodology. In connection with the WF Amendment, SPE 4 exercised the first of three options to extend the Repurchase Facility’s termination date for a one year period starting October 3, 2020 and ending October 2, 2021.

On October 2, 2020, the Company entered into Amendment No. 2 To Guarantee Agreement (the “JPM Amendment”) with JPMorgan Chase Bank, National Association (“JPM”) which amended the Guarantee Agreement, dated October 26, 2018 made by the Company in favor of JPM, as amended (the “JPM Guarantee Agreement”). Additionally, on October 2, 2020, the Company entered into the Second Amendment to Guaranty (the “Barclays Amendment”) with Barclays Bank, PLC (“Barclays”) which amended the Guaranty, dated April 10, 2018 made by the Company in favor of Barclays, as amended (the “Barclays Guaranty”). The JPM Amendment and the Barclays Amendment each modified the definition of Total Equity (as defined in the JPM Guarantee Agreement and Barclays Guaranty), to be in line with other market participants, so that credit losses are determined in accordance with a risk rating-based methodology.

The foregoing description of the WF Amendment, the JPM Amendment and the Barclays Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the WF Amendment, the JPM Amendment and the Barclays Amendment, which have been filed with this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 9.01Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit No.	Description
99.1

Second Amendment To Amended And Restated Master Repurchase and Securities Contract by and between RCC Real Estate SPE 4, LLC, as Seller and Wells Fargo Bank, National Association, as Buyer, dated October 2, 2020.

99.2	Amendment No. 2 To Guarantee Agreement, dated October 2, 2020 between Exantas Capital Corp. and JPMorgan Chase Bank, National Association.
99.3	Second Amendment to Guaranty, dated October 2, 2020, made by Exantas Capital Corp. as guarantor in favor of Barclays Bank PLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXANTAS CAPITAL CORP.

Date:	October 7, 2020
		By:	/s/ David J. Bryant
David J. Bryant
Chief Financial Officer